Income Tax	3 Months Ended	12 Months Ended
	Mar. 31, 2024	Dec. 31, 2023
Income Tax Disclosure [Abstract]
Income Tax

NOTE 13 – Income Taxes

The Company recorded an income tax benefit of approximately $207 thousand and $1,560 thousand for the three months ended March 31, 2024 (Successor) and for the period from March 15, 2023, to March 31, 2023 (Successor), respectively. The Company did not incur income tax expense for the period from January 1, 2023, to March 14, 2023 (Predecessor).

The effective tax rate for three months ended March 31, 2024 (Successor) and for the period from March 15, 2023, to March 31, 2023 (Successor) was 3.85% and (164.0)%, respectively. The effective tax rate differs from the U.S. Federal statutory rate primarily due to recording a valuation allowance against deferred tax assets in the foreign jurisdictions and the significant permanent differences including impairment of goodwill and change in fair value of derivative warrant liabilities.

NOTE 14 – Income Tax

The Company’s net deferred tax assets/(liabilities) consisted of the effects of temporary differences attributable to the following:

	Successor	Predecessor
(In thousands)	December 31, 2023	December 31, 2022
Organizational costs/startup expenses	$1,031	$-
Deferred revenue	41	-
Section 174 - software development cost	1,097	-
Stock based compensation	164	549
Research credits	-	123
Other accruals	50	49
Fixed assets	-	22
Other	-	1,328
Net operating loss carryforward	2,202	17,038
Total deferred tax asset	4,585	19,109
Less: Valuation allowance	(871)	(14,403)

Deferred tax asset, net of valuation allowance	$3,714	$4,706

	Successor	Predecessor
	December 31, 2023	December 31, 2022
Intangibles	$(4,338)	$(4,386)
Property, plant & equipment	(13)	(13)
Other	-	(177)
Capitalized research	-	(127)
Total deferred tax liabilities	(4,351)	(4,703)

Net Deferred Tax Asset (Liability)	$(637)	$3

The income tax provision consists of the following for the years ended December 31, 2023 and 2022:

	Successor	Predecessor
	Period from March 15, 2023, to December 31, 2023	Period from January 1, 2023, to March 14, 2023	Year ended December 31, 2022
Foreign
Current	$-	$-	$152
Deferred	-	4,054	(1,533)

Federal
Current	(7)	-	-
Deferred	(2,154)	(637)	(2,697)

State and Local
Current	19	-	3
Deferred	(506)	(273)	(743)
Total	(2,648)	3,144	(4,818)

Change in valuation allowance	(924)	(3,144)	4,971
Income tax expense/(benefit)	$(3,572)	$-	$153

As of December 31, 2023, the Company has U.S. federal and state net operating loss carryover of approximately $4,973 thousand and $4,776 thousand respectively. The federal NOLs generated till 2017-18 which if unutilized will expire by the year 2037 and the federal NOLs generated after 2018-19 will be carried forward indefinitely whereas the state NOLs if unutilized will expire based on the state statutes.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. In assessing the realization of deferred tax assets, management considers, whether it is “more likely than not,” that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. Deferred income tax is presented under noncurrent liabilities and in other assets in the consolidated balance sheet as of December 31, 2023 and 2022, respectively.

In assessing the realization of the deferred tax assets, management considers whether it is more likely than not that some portion of all the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. After consideration of all the information available, management believes that it is more likely that the deferred tax assets will be realized in foreseeable future and has therefore recognized the entire opening valuation allowance of $924 thousand. For the period from March 15, 2023, to December 31, 2023 (Successor), for the period from January 1, 2023, to March 14, 2023 (Predecessor), and for the year ended December 31, 2022 (Predecessor), the change in valuation allowance was ($924) thousand, ($3,144) thousand, and $4,971 thousand, respectively.

The Company’s policy for recording interest and penalties associated with unrecognized tax benefits is to record such interest and penalties as interest expense and as a component of income tax expense. There were no amounts accrued for interest or penalties for the years ended December 31, 2023 and 2022. Management does not expect any material changes in its unrecognized tax benefits in the next year.

A reconciliation of the federal income tax rate to the Company’s effective tax rate for the years ended December 31, 2023 and 2022 are as follows:

	Successor	Predecessor
	Period from March 15, 2023, to December 31, 2023	Period from January 1, 2023, to March 14, 2023	Year ended December 31, 2022
Statutory federal income tax rate	21.00%	21.00%	21.00%
Incentive stock options	-%	(0.30)%	(0.16)%
Change in fair value of derivative warrant liabilities	(2.18)%	-%	-%
Goodwill impairment loss	(14.34)%	-%	(4.00)%
US-Foreign income tax rate difference	-%	1.30%	1.02%
Permanent difference	0.22%	0.07%	(1.01)%
Cancellation of debt income	-%	(101.38)%	-%
Rate differential on foreign earnings	0.24%	-%	-%
State taxes, net of federal tax benefit	0.93%	3.49%	2.01%
Current federal tax true-up	0.01%	-%	-%
Provision to return adjustments	-%	-%	(1.29)%
Deferred only adjustment	-%	4.80%	(0.91)%
Other	-%	(0.35)%	(0.06)%
Valuation allowance	0.88%	71.31%	(17.13)%
Income tax provision	6.76%	-%	(0.53)%

The Company files income tax returns in the U.S. federal jurisdiction in various state and local jurisdictions as well as in foreign jurisdictions and is subject to examination by the various taxing authorities.

The Company recorded an income tax benefit of approximately $3,572 thousand for the period from March 15, 2023, to December 31, 2023 (Successor). The Company recorded an income tax expense of approximately $153 thousand for the year ended December 31, 2022 (Predecessor) and none for the period from January 1, 2023, to March 14, 2023 (Predecessor).

The effective tax rate for the year ended December 31, 2023 (Successor) was 6.76%. The income tax benefit for the year ended December 31, 2023 (Successor) is a result of the release of valuation allowance attributable to acquired intangible assets from the Business Combination. The effective tax rate differs from the U.S. Federal statutory rate primarily due to reversal of a valuation allowance on deferred tax assets, impairment of goodwill, and changes in fair value of warrant liabilities. The Company generated approximately $4,217 thousand of deferred tax liability associated with the Business Combination. As a result, the Company released its valuation allowance to the extent of such DTL (being source of taxable in future).